Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Voya MAP Plus NPSM

Supplement Dated May 4, 2017 to the Contract Prospectus and
Contract Prospectus Summary, each dated May 1, 2017, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your Contract Prospectus and Contract Prospectus Summary for future reference.

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The following information only affects you if you invest in or plan to invest in the subaccount that corresponds to the Victory Sycamore Established Value Fund.

Effective immediately, the Victory Sycamore Established Value Fund will generally be closed to new investors.  The Fund will continue to be available for investment by existing investors and through retirement plans that currently offer the Fund.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.109860-17A	May 2017